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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                           1934 REPORTING REQUIREMENTS

                                    FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 19, 2000
                                                --------------------------------


                           KING PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


          Tennessee                   0--24425                 54-1684963
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(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)


 501 Fifth Street, Bristol, Tennessee                                    37620
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code    (423) 989-8000
                                                  ------------------------------


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS.

        On April 20, 2000, King Pharmaceuticals, Inc., a Tennessee corporation, filed a Prospectus Supplement pursuant to Rule 424(b)(5) related to its registration statement no. 333-95181. The Prospectus Supplement included Supplementary Consolidated Financial Statements including a report thereon by PricewaterhouseCoopers LLP. The related consent is included as an exhibit hereto.

                                  EXHIBIT INDEX


Exhibit        Description
-------        -----------
 23(a)         Consent of PricewaterhouseCoopers LLP



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        KING PHARMACEUTICALS, INC.

Date: April 20, 2000

                                    By: /s/ John A. A. Bellamy
                                        John A. A. Bellamy,
                                        Executive Vice President, Legal Affairs
                                        and General Counsel




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